Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 19, 2021

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

Effective on or about April 1, 2022, it is expected that Heather K. McPherson will no longer serve as a portfolio manager of the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about October 1, 2021, it is expected that Gabriel Solomon will serve as a portfolio manager of the Portfolio. Effective as of October 1, 2021, the following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mark S. Finn, John D. Linehan, Heather K. McPherson, and Gabriel Solomon are Co-Chairs of the T. Rowe Price Large Cap Value Portfolio Investment Advisory Committee. Messrs. Finn and Linehan have managed the Portfolio since 2011, Ms. McPherson has managed the Portfolio since 2015, and Mr. Solomon has managed the Portfolio since 2021.

Effective on or about April 1, 2022, it is expected that Ms. McPherson will no longer serve as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE